UBS Investment Trust

UBS U.S. Allocation Fund | Supplement

Supplement to the Prospectus and Statement of Information, each dated December 29, 2017.

April 20, 2018

Dear Investor,

The purpose of this supplement is to inform you of certain updates to UBS U.S. Allocation Fund (the "fund"), a series of UBS Investment Trust.

First, this supplement updates information regarding the portfolio managers of the fund. Effective immediately, Nathan Shetty is no longer a portfolio manager of the fund. Alan Zlatar will assume Mr. Shetty's portfolio management responsibilities for the fund and Paul Lang will also continue to serve as a portfolio manager to the fund.

Second, this supplement discloses variations to sales load waivers and discounts that would apply to investors that purchase Class A shares of the fund through Morgan Stanley Wealth Management transactional brokerage accounts.

I. Portfolio Managers

Effective immediately, the Prospectus and SAI are hereby revised as follows:

All references and disclosure related to Nathan Shetty as a portfolio manager of the fund are removed.

The section captioned "UBS U.S. Allocation Fund—Fund Summary" and sub-captioned "Portfolio managers" on page 9 of the Prospectus is revised by replacing that section in its entirety with the following:

•  Paul Lang, Portfolio Manager, and Alan Zlatar, Portfolio Manager, have been portfolio managers of the fund since March 2017 and April 2018, respectively.

The section captioned "Management" and sub-captioned "Portfolio managers" beginning on page 35 of the Prospectus is revised by replacing that section in its entirety with the following:

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

The portfolio's asset allocation is team-managed by the Investment Solutions Portfolio Management Team. Paul Lang and Alan Zlatar are co-portfolio managers for the fund. As portfolio managers, Messrs. Lang and Zlatar have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of

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the portfolio to ensure its compliance with its stated investment objectives. Messrs. Lang and Zlatar also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests, which aids in research and idea generation. They also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

Mr. Lang is a Portfolio Manager within the Investment Solutions team. His primary focus is designing, implementing, and managing traditional and custom discretionary portfolios, including one of the largest corporate strategic partnerships in the US. Prior to joining UBS AM in January 2014, Mr. Lang held quantitative analyst and manager positions at Prudential Financial, where he supported the Institutional Stable Value business through product design, stochastic modeling and pricing of the USD 100+ billion portfolio. Mr. Lang is a CFA charter holder and member of the CFA Society of Chicago.

Alan Zlatar is a portfolio manager and Head of Benchmark Relative Solutions and has additional portfolio management responsibilities on Investment Solutions mandates. Alan is a voting member of the Investment Solutions Investment Committee and contributes to UBS AM's investment debate, as well as to the evolution and improvement of UBS AM's investment process, working in partnership with the research, implementation and analytics teams. Mr. Zlatar joined UBS AM in 2018 from Vontobel Asset Management where he was most recently Head of Macro & Strategy and Deputy Head of Group Investment Strategy, Multi Asset Class Investments. Prior to this, he was Head of Portfolio Management in Zurich for Deutsche Bank Wealth Management and member of the Global Investment Committee, responsible for managing multi-currency Balanced Portfolios, Equities, Bonds and Swiss Indirect Real Estate.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Messrs. Lang and Zlatar.

The section captioned "Portfolio managers" beginning on page 51 of the SAI is revised by replacing that section in its entirety with the following:

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Paul Lang and Alan Zlatar. The following tables provide information relating to accounts managed by Mr. Lang as of August 31, 2017 and Mr. Zlatar as of March 31, 2018.

Paul Lang:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$243	$1,009
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Alan Zlatar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio managers and their team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including, where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If the portfolio managers identify a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by the portfolio managers may also give rise to potential conflicts of interest. UBS AM and the fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes of Ethics will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with the interests of our clients and other stakeholders.

In general, their total compensation consists of two elements:

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each employee brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan ("AM EOP") and 25% in the Deferred Contingent Capital Plan ("DCCP").

–  AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.

–  The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals' discretionary performance awards are correlated with investment performance. For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios or funds, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

As of August 31, 2017, Mr. Lang did not own any shares of the fund. As of March 31, 2018, Mr. Zlatar did not own any shares of the fund.

II. Variations to Sales Load Waivers and Discounts

Effective immediately, Appendix A to the Prospectus is revised by adding the following as the last section of the appendix:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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